UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2004 (November 1, 2004)

Citizens First Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-27740	37-1351861
State or other jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

2101 N. Veterans Parkway, Bloomington, IL 61704

(Address of principal executive offices) (Zip Code)

(309) 661-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On November 1, 2004, Citizens First Financial Corp. issued a news release to report its financial results for the quarter ended September 30, 2004. The release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

                 (c)   Exhibits.

                 Exhibit Number

                 99.1                      Press Release, dated November 1, 2004 issued by Citizens First Financial Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST FINANCIAL CORP.
Dated: November 2, 2004	/s/Dallas G. Smiley
Dallas G. Smiley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated November 1, 2004 issued by Citizens First Financial Corp.